UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21401

Sycuan Funds
(Exact name of registrant as specified in charter)

     3007 Dehesa Road, El Cajon, CA 92019
(Address of principal executive offices) (Zip code)

Cody Martinez
3007 Dehesa Road, El Cajon, CA 92019
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 444-4043

Date of fiscal year end: September 30

Date of reporting period: September 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Sycuan Value Fund

ANNUAL REPORT September 30, 2008

Sycuan Value Fund
Annual Report
September 30, 2008

Fellow Shareholders:

For the one year period ended September 30, 2008, the Sycuan Value Fund returned -25.87% versus -21.98% for the Standard & Poor's 500 Index. Since inception on October 10, 2003, the average annual rate of return for the Sycuan Value Fund has been 1.84% versus 3.82% for the Standard & Poor's 500 Index.

The value of net assets for the Fund as of September 30, 2008 was $4.94 million. Since our last report in March, we sold our positions in Intel, Electronic Data Systems and Nike because we believed that their prices fairly reflected their intrinsic business values. Proceeds from these sales were used to purchase new positions in shares of Diageo Plc and Citigroup, and increase existing positions in shares of Wellpoint, Bank of America, Time Warner, ING Groep, HSBC Holdings, Microsoft, SK Telecom and AIG.

The Fund's largest sector allocation is the health care sector (Pfizer, Johnson & Johnson, Wellpoint). The financial sector (Bank of America, Citigroup and Traveler's Cos.) and industrial sector (Illinois Toolworks, 3M Company & Ingersoll-Rand) are the second and third largest allocations.

Holdings that enhanced the investment performance of the Fund during the previous six months include: Procter & Gamble, Nike and Microsoft. Holdings that impeded performance during the previous six months include: AIG, Terex Corp and Wellpoint. The Fund owned shares of common stock in 29 companies as of September 30, 2008.

As I write this letter to you, the capital markets worldwide have been experiencing share price volatility of the likes not observed since the late 1980's. In the words of Benjamin Graham, it is during times like these that "investors with a portfolio of sound businesses should not be concerned by sizable declines nor become excited by sizable advances. Investors should always remember that market quotations are there for their convenience, either to be taken advantage of or to be ignored. An investor should never buy a stock simply because it has gone up or sell one because it has gone down."

Investing in its simplest form requires the purchase of a business at a sensible price with excellent economics and able management that is committed to enhancing shareholder value. We believe and will continue to practice Benjamin Graham's definition of an investment operation to be, "one, which upon thorough analysis promises safety of principal and an adequate rate of return. All operations not meeting these requirements are speculative."

Thank you for your business & continued support.

Sincerely,

Arthur Q. Johnson, CFA

2008 Annual Report 1

Sycuan Value Fund

PERFORMANCE INFORMATION (Unaudited)

     The Value of a $10,000 Investment in the Sycuan Value Fund
  From October 10, 2003 to September 30, 2008 as Compared to
                           the Standard & Poor's 500 Index

September 30, 2008 NAV $9.56

Average annual total returns for the periods ended September 30, 2008.

		Since
	1 Year(A)	Inception(A)

Sycuan Value Fund	(25.87)%	1.84%
Standard & Poor’s 500 Index(B)	(21.98)%	3.82%

(A)1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Sycuan Value Fund was October 10, 2003.

(B)The Standard & Poor’s 500 Index is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions, or other expenses of investing.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-899-8344.

2008 Annual Report 2

Sycuan Value Fund (Unaudited)

                        Sycuan Value Fund
by Industry Sectors (as a percentage of Net Assets)

PROXY VOTING GUIDELINES (Unaudited)

     A.Q. Johnson & Co., Inc., the Fund’s Sub-Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Sub-Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.sycuanfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number 1-888-899-8344. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

2008 Annual Report 3

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Disclosure of Expenses (Unaudited)

     Shareholders of this Fund incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on April 1, 2008 and held through September 30, 2008.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	April 1, 2008 to
	April 1, 2008	September 30, 2008	September 30, 2008

Actual	$1,000.00	$891.79	$7.09

Hypothetical	$1,000.00	$1,017.50	$7.57
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

2008 Annual Report 4

Sycuan Value Fund

	Schedule of Investments
	September 30, 2008

Shares/Principal Amount	Market Value	% of Net Assets

COMMON STOCKS
Beverages
2,500 Diageo plc **	$ 172,150	3.48%
Biological Products (No Diagnostic Substances)
3,200 Amgen Inc. *	189,664	3.84%
Cement, Hydraulic
5,181 Cemex S.A.B. de C.V. **	89,217	1.81%
Computer Communications Equipment
9,000 Cisco Systems, Inc. *	203,040	4.11%
Electronic Computers
10,000 Dell Inc. *	164,800	3.34%
Fire, Marine & Casualty Insurance
18,500 American International Group Inc.	61,605
3,500 The Travelers Companies, Inc.	158,200
	219,805	4.45%
General Industrial Machinery & Equipment
5,000 Illinois Tool Works Inc.	222,250
6,000 Ingersoll-Rand Co. Ltd.	187,020
	409,270	8.28%
Hospital & Medical Service Plans
5,000 WellPoint Inc. *	233,850	4.73%
Household Appliances
1,200 Whirlpool Corp.	95,148	1.93%
Industrial Trucks, Tractors, Trailers & Stackers
2,500 Terex Corp. *	76,300	1.54%
Life Insurance
4,000 ING Groep NV **	85,600	1.73%
National Commercial Banks
8,500 Bank of America Corporation	297,500
11,000 Citigroup Inc.	225,610
	523,110	10.59%
Pharmaceutical Preparations
4,000 AstraZeneca plc **	175,520
3,500 Johnson & Johnson	242,480
3,000 Novartis AG **	158,520
14,000 Pfizer Inc.	258,160
4,500 Sanofi-Aventis **	147,915
	982,595	19.88%
Plastic Materials, Synth Resins & Nonvulcan Elastomers
5,000 Dow Chemical Co.	158,900	3.22%
Radiotelephone Communications
5,000 SK Telecom Co. Ltd. **	94,100	1.90%
Savings Institution, Federally
1,800 HSBC Holdings plc **	145,494	2.94%
Semiconductors & Related Devices
12,060 Taiwan Semiconductor Manufacturing Co. Ltd. **	113,002	2.29%
Services - Advertising Agencies
3,500 Omnicom Group Inc.	134,960	2.73%
Services - Motion Picture and Video
15,000 Time Warner Inc.	196,650	3.98%
Services - Prepackaged Software
7,500 Microsoft Corporation	200,175	4.05%

*Non-Income Producing Securities. ** ADR - American Depository Receipt. The accompanying notes are an integral part of the financial statements.

2008 Annual Report 5

Sycuan Value Fund

	Schedule of Investments
	September 30, 2008
Shares/Principal Amount	Market Value	% of Net Assets
COMMON STOCKS
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics
2,500 Procter & Gamble Co.	$ 174,225	3.53%
Surgical & Medical Instruments & Apparatus
3,000 3M Co.	204,930	4.15%
Total for Common Stock (Cost $6,005,221)	$ 4,866,985	98.50%
Cash Equivalents
212,202 First American Treasury Obligation Fund Cl Y 1.09% ***	$212,202	4.29%
(Cost - $212,202)
Total Investments	5,079,187	102.79%
(Cost - $6,217,423)
Liabilities in Excess of Other Assets	(137,724)	-2.79%
Net Assets	$ 4,941,463	100.00%

***Variable Rate Security; The Yield Rate shown represents the rate at September 30, 2008. The accompanying notes are an integral part of the financial statements.

2008 Annual Report 6

Sycuan Value Fund

Statement of Assets and Liabilities
September 30, 2008

Assets:
Investment Securities at Market Value	$ 5,079,187
(Cost - $6,217,423)
Receivables:
Dividends and Interest	7,970
Total Assets	5,087,157
Liabilities
Management Fees Payable	6,858
Payable for Fund Shares Redeemed	54
Payable for Securities Purchased	138,782
Total Liabilities	145,694

Net Assets	$ 4,941,463
Net Assets Consist of:
Capital Paid In	6,030,485
Accumulated Undistributed Net Investment Income	57,983
Realized Gain (Loss) on Investments - Net	(8,769)
Unrealized Appreciation (Depreciation) in Value
of Investments Based on Identified Cost - Net	(1,138,236)
Net Assets, for 516,909 Shares Outstanding	$ 4,941,463
(Unlimited number of shares authorized without par value)
Net Asset Value, Offering and Redemption Price
Per Share ($4,941,463/516,909 shares)	$ 9.56

Statement of Operations
For the fiscal year ended September 30, 2008
Investment Income:
Dividends (Net of foreign withholding taxes and fees of $4,608)	$ 135,670
Interest	6,827
Total Investment Income	142,497
Expenses:
Management Fees	84,477
Total Expenses	84,477

Net Investment Income	58,020

Realized and Unrealized Loss on Investments:
Net Realized Loss on Investments	(8,878)
Net Change In Unrealized Depreciation on Investments	(1,714,573)
Net Realized and Unrealized Loss on Investments	(1,723,451)

Net Decrease in Net Assets from Operations	$ (1,665,431)

The accompanying notes are an integral part of the financial statements.

2008 Annual Report 7

Sycuan Value Fund

Statements of Changes in Net Assets
	10/1/2007	10/1/2006
	to	to
	9/30/2008	9/30/2007
From Operations:
Net Investment Income	$ 58,020	$ 32,953
Net Realized Gain (Loss) on Investments	(8,878)	324,416
Net Change In Unrealized Appreciation (Depreciation)	(1,714,573)	213,056
Increase (Decrease) in Net Assets from Operations	(1,665,431)	570,425
From Distributions to Shareholders:
Net Investment Income	(32,922)	(24,154)
Net Realized Gain from Security Transactions	(270,801)	0
Change in Net Assets from Distributions	(303,723)	(24,154)
From Capital Share Transactions:
Proceeds From Sale of Shares	531,929	1,848,623
Net Asset Value of Shares Issued on Reinvestment of Distributions	303,723	24,154
Cost of Shares Redeemed	(111,406)	(107,295)
Net Increase from Shareholder Activity	724,246	1,765,482
Net Increase (Decrease) in Net Assets	(1,244,908)	2,311,753

Net Assets at Beginning of Period	6,186,371	3,874,618
Net Assets at End of Period (including accumulated undistributed	$ 4,941,463	$ 6,186,371
net investment income of $57,983 and $32,885)
Share Transactions:
Issued	46,364	141,790
Reinvested	25,101	1,775
Redeemed	(9,938)	(8,219)
Net Increase in Shares	61,527	135,346
Shares Outstanding Beginning of Period	455,382	320,036
Shares Outstanding End of Period	516,909	455,382

Financial Highlights
Selected data for a share outstanding throughout the period:
	10/1/2007	10/1/2006	10/1/2005	10/1/2004	10/10/2003 *
	to	to	to	to	to
	9/30/2008	9/30/2007	9/30/2006	9/30/2005	9/30/2004
Net Asset Value -
Beginning of Period	$ 13.59	$ 12.11	$ 12.26	$ 11.21	$ 10.00
Net Investment Income (a)	0.12	0.08	0.08	0.07	0.10
Net Gains or Losses on Securities (b)
(realized and unrealized)	(3.50)	1.45	0.39	1.27	1.12
Total from Investment Operations	(3.38)	1.53	0.47	1.34	1.22
Distributions (From Net Investment Income)	(0.07)	(0.05)	(0.06)	(0.07)	(0.01)
Distributions (From Capital Gains)	(0.58)	0.00	(0.56)	(0.22)	0.00
Total Distributions	(0.65)	(0.05)	(0.62)	(0.29)	(0.01)
Net Asset Value -
End of Period	$ 9.56	$ 13.59	$ 12.11	$ 12.26	$ 11.21
Total Return (c)	(25.87)%	12.67%	4.34%	11.96%	12.23% ***
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	4,941	6,186	3,875	1,828	1,327
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50% **
Ratio of Net Investment Income to Average Net Assets	1.03%	0.62%	0.67%	0.64%	0.87% **
Portfolio Turnover Rate	34.93%	27.77%	64.43%	33.77%	29.48% **

* Commencement of Operations.
** Annualized.
*** Not Annualized.
(a) Based on Average Daily Shares Outstanding.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment.

The accompanying notes are an integral part of the financial statements.

2008 Annual Report 8

NOTES TO FINANCIAL STATEMENTS
SYCUAN VALUE FUND
September 30, 2008

1.) ORGANIZATION

Sycuan Value Fund (the "Fund"), is a non-diversified series of the Sycuan Funds (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized in Ohio as a business trust on July 3, 2003 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, the Fund is the only series authorized by the Trust. Prior to February 15, 2008, Sycuan Value Fund was named Sycuan US Value Fund. The Fund commenced operations on October 10, 2003. The Fund's investment objective is capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in A.Q. Johnson & Co.’s (the “Sub-Adviser”) opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Sub-Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”).

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Sub-Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Sub-Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Trustees has determined will represent fair value. In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement on Financial Accounting Standards (SFAS) No. 157 "Fair Value Measurements" effective June 30, 2008. This standard established a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. In accordance with SFAS No. 157, fair value is defined as the price that would be received by the Fund upon selling an asset or paid by the Fund to transfer a liability in an orderly transaction between market participants at the measurement date. In the absence of a principal market for the asset or liability, the assumption is that the transaction occurs on the most advantageous market for the asset or liability. SFAS No. 157 established a three-tier fair value hierarchy that prioritizes the assumptions, also known as "inputs", to valuation techniques used by market participants to measure fair value. The term "inputs" refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The valuation techniques used to measure fair value should maximize the use of observable inputs and minimize the use of unobservable inputs. The three-tier hierarchy of inputs is summarized in three levels with the highest priority given to Level 1 and the

2008 Annual Report 9

Notes to the Financial Statements - continued

lowest priority given to Level 3: Level 1 - quoted prices in active markets for identical securities, Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) and Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used as of September 30, 2008 in valuing the Fund's assets carried at fair value:

Investments
Valuation Inputs	in Securities
Level 1- Quoted Prices	$5,079,187
Level 2- Significant Other Observable Inputs	0
Level 3- Significant Unobservable Inputs	0
Total	$5,079,187

In March 2008, the FASB issued the Statement of Financial Accounting Standards No.161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Effective March 31, 2008 the Fund adopted FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

As of and during the period ended September 30, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities before 2005.

SHARE VALUATION: The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share. DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the highest cost first out method in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement with Sycuan Capital Management, Inc. (the “Adviser”). For its services, the Adviser receives an annual investment management fee from the Fund of 1.50% of the average daily net assets of the Fund. As a result of the above calculation, for the fiscal year ended September 30, 2008, the Adviser earned management fees totaling $84,477 of which $6,858 was due to the Adviser on September 30, 2008. Certain officers and directors of Sycuan Capital Management, Inc. are also officers and trustees of the Trust. The Adviser pays all operating expenses of the Fund with the exception of taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), brokerage commissions, extraordinary expenses and indirect expenses (such as expenses incurred by other investment companies in which the Fund invests).

2008 Annual Report 10

Notes to the Financial Statements - continued

The Adviser has engaged A.Q. Johnson & Co., Inc. (the “A.Q. Johnson” or the “Sub-Adviser”) to act as the investment sub-adviser of the Fund. The Adviser pays the Sub-Adviser compensation at the annual rate of 0.50% of the Fund's average daily net assets. During the fiscal year ended September 30, 2008, A.Q. Johnson waived its sub-advisery fee.

4.) RELATED PARTY TRANSACTIONS

A control person of Premier Fund Solutions, Inc. (the “Administrator”) also serve as trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Adviser. The Trustees who are not interested persons of the Fund were paid $4,000 each in Trustees’ fees for the fiscal year ended September 30, 2008 by the Adviser.

5.) INVESTMENTS

For the fiscal year ended September 30, 2008, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $2,646,752 and $1,871,903 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For Federal income tax purposes, the cost of investments owned at September 30, 2008 was $6,226,192. At September 30, 2008, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$203,671	($1,350,676)	($1,147,005)

6.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2008, Sycuan Tribal Development Corporation, which is affiliated with the Adviser, held, in aggregate, 39.91% of the Fund and Johnson Family 1995 Rev. Trust, which is affiliated with the Sub-Adviser, held, in aggregate, 38.08% of the Fund, and thus each may be deemed to control the Fund.

7.) CAPITAL SHARES

At September 30, 2008, an unlimited number of shares of beneficial interest were authorized. 516,909 shares were issued and outstanding and paid in capital was $6,030,485.

8.) DISTRIBUTIONS

On December 27, 2007, the Fund declared distributions from ordinary income of $0.0705 per share and long term capital gain distributions of $0.5799 per share paid to shareholders of record on December 26, 2007.

The tax character of distributions paid during the fiscal years ended September 30, 2008 and September 30, 2007, respectively, were as follows:

Distributions paid from	September 30, 2008	September 30, 2007

Ordinary Income:	$ 32,922	$ 24,154
Short-term Capital Gain	0	0
Long-term Capital Gain	270,801	0
	$ 303,723	$ 24,154

As of September 30, 2008, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary
income/(accumulated losses)	$ 57,983
Undistributed long-term capital
gain/(accumulated losses)	0

Unrealized appreciation/(depreciation)	(1,147,005)
$(1,089,022)

The difference between book basis and tax basis unrealized depreciation is primarly attributable to the tax deferral of post-October losses.

2008 Annual Report 11

ADDITIONAL INFORMATION (UNAUDITED)

1.) APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On September 12, 2008 the Trustees considered the renewal of the Management Agreement (the "Agreement") between the Adviser and the Trust, on behalf of the Fund. In approving the Agreement, the Trustees considered and evaluated the following factors: (i) the investment performance of the Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the investment adviser to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

To assist the Trustees in their renewal of the Agreement, the Trustees was supplied with written materials from the Adviser in advance of the meeting. In addition to the foregoing materials, legal counsel to the Trust provided, in advance of the meeting, a memorandum outlining the duties of the Trustees and factors to be considered by the Board with respect to renewal of investment advisery contracts.

The Trustees reviewed the history of the Adviser, including its background and investment management experience, as well as the Fund's performance since inception on October 10, 2003 as compared with various benchmarks. As to the performance of the Fund, the Report included information regarding the performance of the Fund compared to the Standard & Poor's 500 as well as a group of funds of similar size, style and objective (the "Peer Group"). The Fund had an annualized return of 3.05% from inception to June 30, 2008 compared to 5.97% for the Standard & Poor's 500. For the one year period ended June 30, 2008 the Fund had a total return of (21.84%) compared to (13.12%) for the Standard & Poor's 500 and (19.44%) for the Peer Group. The best performing fund during the same period was (4.87%) and the worst performing fund during the period was (41.46%) . Year-to-date through June 30, 2008, the performance of the Fund was (16.00%) compared to (12.19%) for the Standard & Poor's 500 and (14.01%) for the Peer Group. The best performing fund during the same period was (7.52%) and the worst performing fund during the period was (24.75%) . The Trustees noted that the Fund's performance was within the range its Peer Group.

The Trustees then gave careful consideration to the nature, extent and quality of the services to be provided by the Adviser. The Trustees analyzed the Adviser's experience and the capabilities of its personnel, as well as the quality of the reports and other materials received from the Adviser. Taking into account the personnel involved in servicing the Fund, as well as the materials and services described above, the Trustees expressed satisfaction with the quality of the services received from the Adviser, especially the quality of the reporting.

Turning to the level of the management fee, the Trustees were presented with a comparative analysis of advisery fees and expense ratios based on publicly available data and drawn from its Peer Group. Included in the comparison were funds with similar asset ranges. It was noted that while the Adviser's gross management fee was the highest in the Peer Group, the Adviser is responsible under the Agreement for paying all but a very small fraction of the Fund's expenses, including 0.50% of the Fund's average daily net assets for sub-adviser services. In addition, the Adviser provides marketing, administrative and compliance services to the Fund at no additional expense. The Trustees also noted that the Fund's current expense ratio of 1.50% was just slightly higher than the average expense ratio of 1.49% for the Peer Group. Finally, the Trustees noted that there were several funds with expense ratios that were significantly higher than the Fund's. Having considered the comparative data as described above, the Trustees concluded that the management fee and expense ratio were reasonable.

Next, in reviewing the costs of the services to be provided and the profits to be realized by the Adviser, the Trustees reviewed the Adviser's balance sheet and a summary prepared by the Adviser that detailed the profit or loss realized by the Adviser in providing advisery services to the Fund, including the expenses paid by the Adviser on behalf of the Fund, and the total revenue derived by the Adviser from its services to the Fund. The Trustees noted that the Adviser was not making a profit from the investment management services it provides to the Fund and did not derive any other benefits from its relationship with the Fund. The Trustees then discussed the fact that the Adviser may consider a reduction in management fees as the assets of the Fund increase. The Trustees noted that shareholders may benefit from fee reductions as the Fund grows.

The Trustees, after further consideration, then concluded that the Agreement was fair and reasonable, that the Adviser's fees are reasonable in light of the services provided to the Fund and the benefits received by the Adviser, and that renewal of the Agreement would be in the best interests of the Fund and its shareholders.

2.) APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT

On September 12, 2008, the Board of Trustees considered the renewal of the Sub-Advisery Agreement (the "Sub-Advisory Agreement") between the Fund and A.Q. Johnson & Co., Inc. In approving the Sub-Advisory Agreement, the Board of Trustees considered and evaluated the following factors: (i) the investment performance of the Fund and the Sub-Adviser; (ii) the nature, extent

2008 Annual Report 12

Additional Information (Unaudited) - continued

and quality of the services provided by the Sub-Adviser to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Sub-Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

The Board then discussed the terms of the Sub-Advisory Agreement. The Trustees reviewed the history of the Sub-Adviser, including its background and investment management experience, as well as its investment and research strategy and its general strengths. The Trustees discussed the information provided to the Trustees regarding various matters, such as the Sub-Adviser's financial condition and performance, as well as its management fees, expenses, and investment personnel.

As to the performance of the Fund, the Trustees noted that they had reviewed the performance of the Fund during the renewal of the Management Agreement and found that the Fund's performance was within the range of the Standard & Poor's 500 and the Peer Group.

The Trustees then gave careful consideration to the nature, extent and quality if the services to be provided by the Sub-Adviser. The Trustees analyzed the Sub-Adviser's experience and the capabilities of its personnel, as well as the quality of the reports and other materials received from the Sub-Adviser. The Trustees also considered the daily portfolio compliance that is provided by the Sub-Adviser. Taking into account the experience of its personnel and the services to be provided to the Fund, the Trustees expressed satisfaction with the quality of the services received from the Sub-Adviser.

Turning to the level of the sub-advisery fee paid to the Sub-Adviser, the Trustees were presented with a comparative analysis of advisery fees of comparable funds (the "Peer Group"). The Trustees noted that the 0.50% sub-advisery fee to be paid to the Sub-Adviser was lower than the advisery fee paid by 25 of the 28 funds in the Peer Group. Having considered the comparative data, the Trustees concluded that the sub-advisery fee paid to the Sub-Adviser is reasonable.

Next, in reviewing the costs of services to be provided and the profits to be realized by the Sub-Adviser, the Trustees noted that the Sub-Adviser would not receive a sub-advisery fee until assets reached $10 million. As a result, the Sub-Adviser projected its relationship with the Fund would be unprofitable for some time. Although there were no economies of scale to be realized at this time, the Sub-Adviser's representative noted that breakpoints would be considered if and when economies of scale are realized. The Trustees also concluded that the Sub-Adviser was not deriving any other benefits from its relationship with the Fund.

After further consideration, the Trustees, including the Independent Trustees, concluded that the nature and extent of services required of the Sub-Adviser were reasonable and consistent with the Trustees’ expectations. The Trustees also concluded that the Sub-Adviser has the resources to provide quality sub-advisery services to the Fund.

After further consideration, the Trustees, including the Independent Trustees, concluded that the continuance of the Sub-Advisory Agreement would be in the best interests of the Fund.

2008 Annual Report 13

Cohen Fund Audit Services, Ltd. 800 Westpoint Pkwy, Ste 1100 Certified Public Accountants Westlake, Ohio 44145 Phone: (440) 835-8500 Fax: (440) 835-1093 www.cohenfund.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees of Sycuan Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sycuan Funds, comprising of the Sycuan Value Fund (the "Fund") as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sycuan Value Fund as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD. Westlake, Ohio November 19, 2008

2008 Annual Report 14

TRUSTEES AND OFFICERS (Unaudited)

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Additional information regarding the Trustees may be found in the Statement of Additional Information, which is available, without charge, upon request, by calling [1-888-899-8344]. Each Trustee serves until the Trustee dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified. The trustees and officers of the Trust and their principal business activities during the past five years are:

Officers and Interested Trustees

Name,	Position	Length of	Principal	Number of	Other
Address (1),	with the	Time Served	Occupation(s)	Portfolios in	Directorships
and Age	Trust		During	Fund	Held By
			Past 5 Years	Complex	Trustee or Officer
Overseen By
Trustee
Cody Martinez	President	Since 2005	Commissioner, Sycuan Gaming	1	None
Year of Birth: 1981			Commission (2003 to current);
Enrollment, Sycuan Band of the
Kumeyaay Nation (1999 to
current).

John N. Tang(2),	Secretary	Since 2003	President, Sycuan Tribal	1	None
Year of Birth: 1951	and Trustee		Development Corporation (1992
to 2005). CEO - Tribal
Operations, Buena Vista
Rancheria (2006 to current).

Jeffrey R. Provence(2),	Treasurer,	Since 2003	CEO, Premier Fund Solutions,	1	Blue Chip
Year of Birth: 1969	Chief		Inc. (2001-Present). General		Investor Funds,
	Compliance		Partner and Portfolio Manager for		Wireless Fund
	Officer and		Value Trend Capital Management,
	Trustee		LP (1995 to current).

(1) The address, of each trustee and officer is c/o Sycuan Funds, 3007 Dehesa Road, El Cajon, CA 92019.
(2)John N. Tang and Jeffrey R. Provence are considered “interested persons” of the Trust, as defined in Section 2(a)(19) of the
Investment Company Act of 1940, because each is an officer of the Adviser.

Independent Trustees

Name,	Position	Length of	Principal	Number of	Other
Address (3),	with the	Time Served	Occupation(s)	Portfolios in	Directorships Held
and Age	Trust		During	Fund Complex	By
			Past 5 Years	Overseen By	Trustee or Officer
Trustee

DeWitt F. Bowman,	Trustee	Since 2003	Principal, Pension Investment	1	Brandes Invest-
C.F.A.			Consulting, since 1994. Interim		ment Trust,
Year of Birth: 1930			Treasurer to the Regents and Vice		RREEF America III
			President for Investments -		REIT, Wilshire
			University of California from 2000		Mutual Funds, PCG
			to 2001. Formerly Chief Investment		Private Equity
			Officer of the California Public		Fund, Pacific Gas
			Employees Retirement System		and Electic Nuclear
			(1989 to 1994). Director of Forward		Decommissioning
			Funds (2000 to present).		Trust, Forward
Funds

Allen C. Brown,	Trustee	Since 2003	Co-owner of Stebleton & Brown	1	Blue Chip Investor
Year of Birth:1943			(1994 to current). Estate planning		Funds
and business attorney (1970 to
current).

George Cossolias	Trustee	Since 2003	Owner of George Cossolias &	1	Blue Chip Investor
CPA,			Company, CPAs (1972 to current).		Funds, Temecula
Year of Birth: 1935			President of Lubrication		Valley Bancorp
			Specialists, Inc. (1996 to current).		Inc.,Wireless Fund

Mary L. Van	Trustee	Since 2003	Self-Employed Investment	1	None
Nostrand			Consultant (1992 to current).
Year of Birth: 1960			Owner, Registered Investment
Advisor VanNostrand &
Associates (2004 to Present).

(3) The address of each trustee is c/o Sycuan Funds, 3007 Dehesa Road, El Cajon, CA 92019.

2008 Annual Report 15

Board of Trustees
DeWitt F. Bowman, C.F.A.
Allen C. Brown
George Cossolias, CPA
Jeffrey R. Provence
John N. Tang
Mary L. VanNostrand

Investment Adviser
Sycuan Capital Management, Inc.

Investment Sub-Adviser
A.Q. Johnson & Co., Inc.

Counsel
Thompson Hine LLP

Custodian
U.S. Bank, NA

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public
Accounting Firm
Cohen Fund Audit Services, Ltd.

This report is provided for the general information of the shareholders of the Sycuan
Value Fund. This report is not intended for distribution to prospective investors in the
Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr.
Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-
related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 9/30/08	FYE 9/30/07
Audit Fees	$13,800	$14,025
Audit-Related Fees	$0	$0
Tax Fees	$2,200	$2,200
All Other Fees	$500	$600

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-
approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 9/30/08	FYE 9/30/07
Registrant	$2,700	$2,800
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated
Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-
3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)
under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sycuan Funds

By: /s/ Cody Martinez Cody Martinez President

Date: 12/8/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Cody Martinez Cody Martinez President

Date: 12/8/08

By: /s/ Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 12/8/08